UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.  )

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

SIMMONS COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	333-124138	20-0646221
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Concourse Parkway, Suite 800 Atlanta, Georgia	30328-6188
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-512-7700

NA
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Initial 8-K”) furnished to the Securities and Exchange Commission on October 13, 2009 by Simmons Company. This Amendment is being furnished for the sole purpose of updating Exhibit 99.1 to the Initial 8-K to correct the order of exhibits contained therein. This Amendment should be read in conjunction with the Initial 8-K. Except for updating Exhibit 99.1, this Amendment does not modify or update in any way the Initial 8-K.

The information furnished on this Amendment and the Initial 8-K, including the exhibits attached hereto and thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Disclosure Statement relating to the Joint Plan of Reorganization of Simmons Company, et al. under Chapter 11 of the Bankruptcy Code

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMMONS COMPANY

By: /s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and
Chief Financial Officer

Date: October 14, 2009

EXHIBIT INDEX

Exhibit	Description
99.1	Disclosure Statement relating to the Joint Plan of Reorganization of Simmons Company, et al. under Chapter 11 of the Bankruptcy Code